THE GABELLI VALUE FUND INC.

PROSPECTUS
May 1, 1998


GABELLI FUNDS, INC.
Investment Adviser

GABELLI & COMPANY, INC.
Distributor


TABLE OF CONTENTS


         Page

Prospectus Summary         3
The Fund's Expenses        4
Financial Highlights       5
The Fund and its Investment Policies        6
Other Investments 7
Special Investment Methods 10
Management of the Fund     12
Purchase of Shares         14
Redemption of Shares       17
Valuation of Shares        19
Retirement Plans  20
Dividends, Distributions and Taxes  20
Calculation of Investment Performance       21
General Information        22




No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, the Additional Statement and in the Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such information or representation may not be relied upon as authorized by the Fund, its Investment Adviser, Distributor or any affiliate thereof.

THE GABELLI VALUE FUND INC.
One Corporate Center, Rye, New York 10580-1434
Telephone: 1-800-GABELLI (1-800-422-3554)
http://www.gabelli.com

Gabelli Funds, Inc.
Investment Adviser

PROSPECTUS        May 1, 1998

          The Gabelli Value Fund Inc. (the "Fund") is a non-diversified, open-end management investment company, the investment objective of which is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of companies that the Fund's investment adviser, Gabelli Funds, Inc. (the "Adviser"), believes are undervalued and that by virtue of anticipated developments or catalysts particularly applicable to such companies may, in the Adviser's judgment, achieve significant capital appreciation. There is no assurance that the Fund's investment objective will be attained. See "The Fund and its Investment Policies."

         A maximum sales load of 5.50% will be imposed on purchases (5.82% of the amount invested) of Fund shares. The minimum initial investment is $1,000 except for investments made through the Automatic Investment Plan (see "Purchase of Shares - Automatic Investment Plan"). There is no minimum requirement for subsequent purchases, although some brokers or dealers may impose their own minimum requirements. Investments for Individual Retirement Accounts ("IRAs") have different requirements (see "Retirement Plans"). Shareholders may redeem shares on any day the Fund calculates its net asset value. See "Purchase of Shares" and "Redemption of Shares."

         This Prospectus sets forth concisely the information about the Fund that prospective investors should know before making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("Additional Statement"), dated May 1, 1998, that is available upon request and without charge (i) by calling or writing the Fund at the telephone number or address set forth above, (ii) in the manner described under "Purchase of Shares" herein or (iii) by contacting the broker through whom you purchased shares or Gabelli & Company, Inc. ("Gabelli & Company"). Also, the Additional Statement is available for reference, along with other materials, on the Securities and Exchange Commission ("SEC") Internet web site (http://www.sec.gov). The Additional Statement has been filed with the SEC and is incorporated by reference into this Prospectus in its entirety.

         Shares of the Fund are not deposits, obligations of, or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in the Fund involves investment risks, including the possible loss of principal.
------------------------


          THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
     SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE FUND'S EXPENSES

Shareholder Transaction Expenses:
Maximum sales load (as a percentage of offering price) imposed on purchases
             5.50%

Annual Fund Operating Expenses (Percent of average daily net assets):
Management fees            1.00%
Distribution (Rule 12b-1) expenses*         0.25%
Other expenses             0.17%
Total Operating Expenses            1.42%

          * As a result of the payment of sales charges and Rule 12b-1 expenses, long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

         The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown are the levels incurred during the preceding fiscal year.

Example**

         The following example demonstrates the projected dollar amount of total cumulative expenses that may be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the table above, and are also based upon the following assumptions:
         1        3        5        10
                  year     years    years   years
A shareholder would pay the following expenses on a $1,000
         investment, assuming deduction of the initial sales load at the maximum 5.5% rate, a 5% annual return and redemption
         at the end of each time period              $69      $95      $126
  $214
A shareholder would pay the following expenses on a $1,000
         investment, without regard to any sales charge, assuming
         a 5% annual return and redemption
         at the end of each time period              $14      $45      $78
    $170


** The amounts listed in this example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

Management's Discussion and Analysis of the Fund's performance during the fiscal year ended December 31, 1997 is included in the Fund's Annual Report to Shareholders dated December 31, 1997. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

FINANCIAL HIGHLIGHTS

         The following information, insofar as it pertains to each of the five years in the period ended December 31, 1997, has been audited by Price
Waterhouse LLP, independent accountants, whose unqualified report on this information appears in the Additional Statement. This table should be read in conjunction with the financial statements and related notes that are included in the Additional Statement.

Per share amounts for a Fund share outstanding throughout each period/year ended December 31,

                                                                 22
g:\shared\clients\gabvalue\peas\1998\peano.12\prospect\prosp598.doc


         1997     1996     1995     1994    1993     1992     1991(a)  1990     1989*
         ----     ----     ----     ----    ----     ----     -------  ----     ----
Operating performance:
Net asset value, beginning of year          $11.52   $11.61   $   10.49         $   12.09        $   10.13         $    9.48
                                            ------   ------   ---------         ---------        ---------         ---------
$   8.51 $   9.58 $   9.45
-------- -------- --------

Net investment income/(loss)                (0.05)   (0.02)   0.05     0.09     0.05    0.09     0.13     0.45     0.16
Net realized and unrealized gain/(loss) on
  investments              5.55     1.04         2.30              (0.09)            3.95             1.11              1.17
                           ----     ----    ---------         -----------       ---------        ---------         ---------
     (0.98)            0.04
-----------       ---------

Total from investment operations            5.50     1.02           2.35              0.00            4.00              1.20
                                            ----     ----     ----------        ----------       ---------         ---------
     1.30              (0.53)            0.20
---------         -----------       ---------

Distributions to shareholders:
  Net investment income             ---     ---      (0.05)   (0.09)   (0.01)   (0.09)  (0.19)   (0.54)   (0.06)
  Distributions in excess of net investment income   ---      ---      ---      (0.00)(b)        (0.04)    ---     ---     ---
---
  Net realized gains                (2.72)  (1.10)   (1.18)   (1.50)   (1.99)   (0.46)  (0.14)   ---      (0.01)

Distributions in excess of net realized gains                   ---               ---                      ---       (0.01)
                                                              -------           -------                  -------   --------
    ---               ---               ---              ---           ---
-----------       -----------       -----------      -------      --------

Paid-in capital            ---      (0.01)  ---      ---      ---      ---      ---     ---      ---

Total distributions                 (2.72)  (1.11)        (1.23)            (1.60)           (2.04)            (0.55)
                                    ------  ------   -----------       -----------      -----------       -----------
    (0.33    (0.54)            (0.07)
-------------------        ----------

Net asset value, end of year                $14.30   $11.52   $   11.61         $   10.49        $   12.09         $   10.13
                                            ======   ======   =========         =========        =========         =========
$   9.48 $   8.51 $   9.58
======== ======== ========

Total return **            48.2%    8.7%         22.5%               0.0%            39.4%            12.7%
                           =====    ====    ==========        ===========       ==========        =========
   15.3%     2.1%%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)          $596,547 $460,836 $486,144 $436,629 $491,193$423,381 $574,676 $850,685 $1,126,146
  Ratio of net investment income
    to average net assets/(loss)            (0.45)%  (0.12)%  0.42%    0.73%    0.38%   0.75%    1.43%    4.45%    6.06%+
  Ratio of operating expenses to
    average net assets              1.42%   1.40%    1.50%    1.50%    1.53%    1.52%   1.45%    1.39%    1.48%+
Portfolio turnover rate             43.9%   37.1%    64.6%    66.6%    21.4%    0.1%    16.2%    58.6%    73.3%
Average commission rate
  (per share of security) (c)               $0.0484  $0.0498  N/A      N/A      N/A     N/A      N/A      N/A      N/A


*        The Fund commenced operations on September 29, 1989.
** Total  return  represents  aggregate  total return of a  hypothetical  $1,000 investment  at the  beginning  of the  period  and sold at the end of the period including  reinvestment  of dividends and does not reflect any applicable  sales charges. Total return for the period of less than one year is not annualized.  +
Annualized. (a) Per share amounts have been calculated using the monthly average share method for the year ended  December 31, 1991. (b) Amount  represents  less than $0.005 per share.  (c) Average  commission  rate (per share of security) as required by amended  SEC  disclosure  requirements  effective  for fiscal  years beginning after September 1, 1995.


THE FUND AND ITS INVESTMENT POLICIES

         The Fund is an open-end, non-diversified management investment company organized as a corporation under the laws of the State of Maryland on July 20, 1989. The Fund's investment objective is long-term capital appreciation. The Fund regards its receipt of income as an incidental consideration. The investment objective is fundamental and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There is, of course, no guarantee that the Fund will achieve its investment objective. As a non-diversified investment company, the Fund is not subject to the provisions of the Investment Company Act of 1940, as amended ( the "1940 Act") that otherwise would limit the proportion of its assets that may be invested in obligations of a single issuer. Consequently, because the Fund may hold a relatively high proportion of its assets in a limited number of portfolio companies, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. The Fund will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). For further information on the Code's diversification requirements, see "Dividends, Distributions and Taxes" in this Prospectus and in the Additional Statement.

         In pursuing the Fund's investment objective, the Adviser seeks companies that it believes are undervalued and that by virtue of anticipated developments or catalysts particularly applicable to such companies may, in the Adviser's judgment, achieve significant capital appreciation. In identifying such companies, the Adviser seeks to invest in companies that, in the public market, are selling at a significant discount to their private market value, the value the Adviser believes informed industrialists would be willing to pay to acquire companies with similar characteristics. If investor attention is focused on the underlying asset values of these companies through an emerging or anticipated development or other catalyst, an investment opportunity to realize this private market value may exist. Undervaluation of a company can result from a variety of factors, such as a lack of investor recognition of (1) the underlying value of a company's fixed assets, (2) the value of a consumer or commercial franchise, (3) changes in the economic or financial environment particularly affecting a company, (4) new, improved or unique products or services, (5) new or rapidly expanding markets, (6) technological developments or advancements affecting a company or its products, or (7) changes in governmental regulations, political climate or competitive conditions. The actual developments or catalysts particularly applicable to a given company that may, in the Adviser's judgment, lead to significant appreciation of that company's securities include: a change in management or management policies; the acquisition of a significant equity position by an investor or group of investors acting in concert; a merger, reorganization, sale of a division, or a third-party or issuer tender offer; the spin-off to shareholders of a subsidiary, division or other substantial assets; or a recapitalization, an internal reorganization or the retirement or death of a senior officer or substantial shareholder. In addition to the foregoing factors, developments and catalysts, the Adviser, in selecting investments, also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

         The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks, preferred stocks and other securities convertible into, or exchangeable for, common stocks. When the Adviser believes that a defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Fund may temporarily invest all or a portion of its assets in short-term money market instruments, such as obligations of the U.S. Government and its agencies and instrumentalities, high-quality commercial paper and bank certificates of deposit and time deposits, repurchase agreements with respect to such instruments, and money market mutual funds not affiliated with the Fund, Lehman Brothers Inc. ("Lehman Brothers") or Gabelli & Company.

         Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the Additional Statement.

OTHER INVESTMENTS

Corporate Reorganizations

         The Fund, consistent with its investment objective and policies of seeking long-term capital appreciation from securities of companies that, in the public market, are selling at a significant discount to their private market value, may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently, the holders of securities of companies involved in such transactions will receive new securities ("substituted securities") in exchange therefor. No more than 30% of the Fund's total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities, except that this limitation will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months. The principal risk of this type of investing is that the anticipated offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless replaced by an equivalent or increased offer or proposal that is consummated, the Fund may sustain a loss on its investments.

Convertible and Nonconvertible Corporate Obligations

         Corporate obligations include securities such as bonds, debentures, notes or other similar securities issued by corporations. These obligations can be further subdivided into convertible and nonconvertible securities. Unlike a nonconvertible corporate obligation, a convertible corporate may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula.

         The Fund believes that investing in convertible and nonconvertible corporate obligations is consistent with the Fund's investment objective of seeking securities of companies that, in the public market, can provide significant long-term capital appreciation. Due to a variety of factors, it is possible that the potential for capital gain on a convertible security may be less than that of the underlying common stock. Convertible securities, however, are senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which the risk is reduced depends in large measure upon a variety of factors, including the creditworthiness of the issuer and its overall capital structure.

         The Fund may purchase convertible securities or nonconvertible debt securities without limitation, except that no more than 35% of the Fund's total assets may be invested in convertible securities or nonconvertible debt securities having a rating lower than a Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P"), rating of "CCC", a Moody's Investors Service, Inc. ("Moody's") rating of "Caa" or, if unrated, judged by the Adviser to be of comparable quality. However, as a matter of current operating policy, the Adviser and Fund have agreed that the Fund will not invest more than 35% of the Fund's total assets in debt securities rated less than S&P's BBB or the equivalent by other major rating agencies or, if unrated, judged by the Adviser to be of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions, and are often referred to in the financial press as "junk bonds".

         The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - "Description of Corporate Bond Ratings" in the Additional Statement.

         Within the Fund's limitation on the purchase of lower-rated and unrated securities, the Fund may invest up to 5% of its total assets in securities of issuers in default.

Warrants and Rights

         The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Foreign Securities

         The  Fund  may  invest  up to  25%  of  its  total  assets  in  foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies than about domestic companies, and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as United States securities and their markets. Securities of some foreign companies may involve greater market risk than securities of United States companies. Investment in foreign securities may result in higher expenses than investment in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on United States exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the position of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

         Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

         The Fund may purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 25% foreign securities limitation. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. See "Other Investments -- Investments in Foreign Securities" in the Additional Statement.

Short-Term Investments

         As noted above, in certain circumstances the Fund may invest in short-term money market instruments such as obligations of the U.S. Government and its agencies and instrumentalities, high quality commercial paper (rated "A-1" or better by S&P or "P-1" or better by Moody's) and bank certificates of deposit and time deposits, and may engage in repurchase agreement transactions with respect to those instruments.

Other Investment Companies

         The Fund reserves the right to invest up to 10% of its total assets in the securities of money market mutual funds, which are open-end investment companies, and closed-end investment companies, including small business investment companies, none of which are affiliated with the Fund, Lehman Brothers or Gabelli & Company. Not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not own more than 3% of the securities of any investment company.

Investments in Small, Unseasoned Companies and Other Illiquid Securities

         The Fund may invest in small, less well-known companies (including predecessors) which have operated less than three years. The securities of these kinds of companies may have limited liquidity.

         The Fund will not invest, in the aggregate, more than 10% of its net assets in small, unseasoned companies, securities that are restricted for public sale, securities for which market quotations are not readily available, repurchase agreements maturing or terminable in more than seven days and all other illiquid securities. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and as adopted by the SEC, may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Directors will monitor their liquidity.

Risk Factors

         There are a number of issues that an investor should consider in evaluating the Fund. The Fund may invest a substantial portion of its assets in securities of companies that are involved or may become involved in extraordinary transactions, including corporate reorganizations. See "Corporate Reorganizations" above. Certain affiliates of the Adviser in the ordinary course of their business may acquire for their own account from time to time securities (including controlling positions) in companies that may also be suitable investments for the Fund. However, under certain circumstances the Fund may be precluded by Section 17(d) of the 1940 Act and Rule 17d-1 thereunder (which regulate joint transactions between an investment company and its affiliates) from investing in those securities absent exemptive relief from the SEC. However, while the securities in which the Fund may invest might therefore be limited to some extent, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Many companies in the past several years have adopted so-called "poison pill" and other defensive measures that may have the effect of limiting the amount of securities in any one issuer that may be acquired by the Adviser and its affiliates for the account of the Fund and other investment management clients, discouraging or hindering non-negotiated offers for a company or possibly preventing the competition of any such offer. Moreover, the Fund may invest in lower rated securities, including securities of issuers that are in default. These securities carry a higher risk of weakened capacity to pay principal and interest when due and the market to sell such securities may be limited. See "Special Investment Methods -- Convertible and Nonconvertible Corporate Obligations" in the Additional Statement. The Fund is a non-diversified investment company, and, as such, may invest a substantial portion of its assets in a limited number of portfolio companies. See "The Fund and its Investment Policies." The Adviser relies to a considerable extent on the expertise of Mr. Mario J. Gabelli and there is no assurance that a suitable replacement could be found for him in the event of his death, disability or resignation. See "Management of the Fund." See "Redemption of Shares."

         For further information on the investment policies of the Fund, see "Investment Policies" and "Other Investments" in the Additional Statement.

SPECIAL INVESTMENT METHODS
Borrowing

         The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, that would otherwise require the untimely disposition of the Fund's portfolio securities. Borrowing for any purpose, including redemptions, may not, in the aggregate, exceed 15% of the value of the Fund's total assets, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time borrowing is made. The Fund will not borrow (leverage) to make additional investments when any borrowing remains unpaid. The Fund will not mortgage, pledge or hypothecate any of its assets except that, in connection with the borrowings described above, not more than 20% of the total assets of the Fund may be used as collateral.

Repurchase Agreements

         The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. The Adviser will monitor the creditworthiness of the other parties to the repurchase agreements.

         The Fund may not enter into repurchase agreements which would cause more than 5% of the value of its total assets to be so invested. This percentage limitation does not apply to repurchase agreements involving U.S. Government obligations, or obligations of its agencies or instrumentalities, for a period of a week or less. The term of each of the Fund's repurchase agreements will always be less than one year and the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its net assets would be so invested.

Short Sales Against the Box

         The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales.

         The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security.

When Issued, Delayed Delivery Securities and Forward Commitments

         The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization of debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the Fund prior to the settlement date.

Lending of Portfolio Securities

         The Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. This practice is expected to help the Fund generate revenue to defray certain operating expenses. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets. The current intention of the Fund, however, is to limit the value of all loaned securities to no more than 5% of the Fund's total assets. Under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss. See "Special Investment Methods -- Lending of Portfolio Securities" in the Additional Statement.

Derivative Instruments

         Options. The Fund may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets; or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns. The Fund may only buy options that are listed on a national securities exchange.

         A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

         A put option is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a special price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

         An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is not assurance that a liquid secondary market on an exchange will exist for any particular option. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. See "Options" in the Additional Statement.

         The Fund may write put and call options on stock indexes for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options or stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

         Futures Contracts and Options on Futures. Depending upon market conditions prevailing at such time and its perceived investment needs, the Fund may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments, if any, may be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and the aggregate initial margins and premiums thereon would not constitute more than 5% of the Fund's total assets.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

         For further information on the investment policies of the Fund, see "Investment Policies" and "Special Investment Methods" in the Additional Statement.

MANAGEMENT OF THE FUND

         Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors.

Investment Adviser - Gabelli Funds, Inc.

         Gabelli Funds, Inc. was organized in 1980 and serves as investment adviser to the Fund. Gabelli Funds, Inc. also serves as the investment adviser to The Gabelli ABC Fund, The Gabelli Small Cap Growth Fund, The Gabelli Equity Income Fund, The Gabelli Growth Fund, The Gabelli Asset Fund, The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Couch Potato(R) Fund, The Gabelli Global Convertible Securities Fund, The Gabelli U.S. Treasury Money Market Fund, Gabelli Gold Fund, Inc., Gabelli Capital Asset Fund and Gabelli International Growth Fund, Inc., which are open-end investment companies; The Gabelli Equity Trust Inc., The Gabelli Convertible Securities Fund, Inc. and The Gabelli Global Multimedia Trust Inc., which are closed-end investment companies; having aggregate assets as of March 31, 1998, in excess of $6.6 billion. Gabelli Advisers, Inc., an affiliate of the Adviser, manages the The Gabelli Westwood Funds with aggregate assets under management of approximately $348 million as of March 31, 1998. Gabelli Fixed Income LLC is an affiliated Investment Adviser to The Treasurer's Fund, Inc. and separate accounts and as of March 31, 1998 had aggregate assets under management of $1.2 billion. GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had aggregate assets in excess of $7.2 billion under its management as of March 31, 1998. The current business address of the Adviser is One Corporate Center, Rye, New York, 10580-1434.

         The Adviser and its affiliates act as investment advisers to other clients that may invest in the same securities. As a result, clients of the Adviser and its affiliates hold substantial positions in the same issuers of securities. If a substantial position in an issuer is held, liquidity and concentration considerations may limit the ability of the Adviser to add to the position on behalf of the Fund or other clients or to readily dispose of the position. Although the availability at acceptable prices of such securities may from time to time be limited, it is the policy of the Adviser and its affiliates to allocate purchases and sales of such securities in a manner believed by the Adviser to be equitable to all clients, including the Fund. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

         The Adviser manages the portfolio of the Fund in accordance with the Fund's stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, and oversees the administration of all aspects of the Fund's business and affairs, all subject to the supervision and direction of the Directors.

         As compensation for its services and the related expenses borne by the Adviser, the Adviser is paid a fee, computed and payable monthly, equal, on an annual basis, to 1.00% of the value of the Fund's average daily net assets, which is higher than that paid by most mutual funds. The Additional Statement contains further information about the Advisor's agreement with the Fund (the "Advisory Contract"), including a more complete description of the advisory, administration and expense arrangements contained therein.

         Mr. Mario J. Gabelli, Chairman of the Board, Chief Executive Officer and Chief Investment Officer of the Adviser and Chairman of the Board, President and Chief Investment Officer of the Fund, is responsible for managing the day-to-day investment operations of the Fund, including the making of investment decisions. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO and is an officer or director of various other companies owned or controlled by the Adviser. Accounts under the management of the Adviser and GAMCO will tend, subject to differences in investment objectives and authorized investment practices, to hold many of the same securities because many of the accounts are under the overall direction of Mr. Gabelli. In addition to his positions with the Adviser and its subsidiaries, Mr. Gabelli serves as an officer and/or director of various other companies. Owing to the diverse nature of Mr. Gabelli's responsibilities with respect to the Adviser, its subsidiaries and other companies with which he is affiliated, he will devote less than substantially all of his time to the Fund, although this is not expected to affect adversely the operations or management of the Fund. There is no contract of employment between Mr. Gabelli and the Adviser or any of its subsidiaries and there can be no assurance that a suitable replacement could be found for him in the event of his death, disability or resignation.

Sub-Administrator - First Data Investor Services Group, Inc.

          First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Fund's Sub-Administrator.

         Pursuant to a sub-administration agreement with the Adviser, the Sub-Administrator calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. The Adviser pays the Sub-Administrator an annual fee, based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser, as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion
- 0.08%; $1.5 billion to $3 billion - 0.03%; over $3 billion - 0.02%.

Portfolio Transactions

         The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Adviser may (1) direct Fund portfolio brokerage to Gabelli &
Company, a broker-dealer affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions. For further information on the Fund's portfolio and brokerage practices, see "Portfolio Transactions and Brokerage" in the Additional Statement.

PURCHASE OF SHARES

         Purchases of Fund shares may be made through brokerage accounts maintained through Gabelli & Company or through any other firm with whom the Fund enters into an arrangement for the distribution of its shares on substantially identical terms as those agreed upon with Gabelli & Company. Purchases may also be made through any registered broker-dealer with whom Gabelli & Company enters into a selling agreement ("Soliciting Broker-Dealers"). Payment for the shares must be made directly to the firm through which the order was placed or to the Fund's transfer agent. Gabelli & Company may enter into selling or selected broker-dealer agreements with Soliciting Broker-Dealers pursuant to which Gabelli & Company may reallow a portion of the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth below. The reallowance to Soliciting Broker-Dealers may be changed at any time by Gabelli & Company.

Purchases by Mail

         Direct purchases for new accounts may be made by completing an application obtained from Gabelli & Company or a Soliciting Broker-Dealer and mailing the application to Boston Financial Data Services, Inc. ("BFDS"), with a check for the amount of the investment. The mailing address of the Fund is The Gabelli Funds, P.O. Box 8308, Boston, Massachusetts, 02266-8308. Subsequent purchases do not require a completed application and can be made by mailing a check, as indicated above, or by bank wire or personal delivery.

Purchase Price

         The minimum investment is $1,000 for initial purchases. There is no minimum requirement for subsequent purchases, although some brokerage firms may impose their own minimum requirements. Investments through certain retirement plans and the Automatic Investment Plan, however, have lower minimum requirements. See "Retirement Plans" and "Automatic Investment Plan." No maintenance fee will be charged in connection with any Gabelli & Company brokerage account through which an investor purchases or holds shares. The Fund will not issue certificates evidencing ownership of Fund shares unless specifically requested by an investor who is a shareholder of record. For those shareholders who hold certificates, additional steps must be taken by them, which need not be taken by shareholders who do not hold certificates, before they can redeem their shares. See "Redemption of Shares." Shares will be sold at the net asset value next determined after a purchase order is received as discussed below, plus the applicable sales charge also described below. The public offering price is subject to a sales charge, which is imposed in accordance with the following schedule:

         Sales Charge      Sales Charge     Reallowance
         as % of the       as % of  to Soliciting
Amount of Investment       Offering Price   Amount Invested   Broker-Dealers

Less than $100,000                  5.50%   5.82%    4.50%
$100,000 but under $250,000                 4.50%    4.71%    3.75%
$250,000 but under $500,000                 3.50%    3.63%    3.00%
$500,000 but under $1 million               2.75%    2.83%    2.50%
$1 million or more                  2.00%   2.04%    1.75%

         Purchase orders for shares received prior to the close of regular trading on The New York Stock Exchange, Inc. ("NYSE") (currently 4:00 p.m., New York time), on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders received after the close of trading on the NYSE are priced as of the time the net asset value is next determined. If shares are purchased through a Soliciting Broker-Dealer, the Soliciting Broker-Dealer must receive the order before the close of the NYSE and transmit it to Gabelli & Company by 5:00 p.m., New York time, to receive that day's public offering price. See "Valuation of Shares." Payment for shares purchased through a brokerage firm is generally due on the third business day after purchases are effected (each such day being a "Settlement Date") at the appropriate net asset value plus the applicable sales charge. The Fund and Gabelli & Company reserve the right in their sole discretion (1) to suspend the offering of the Fund's shares and (2) to reject purchase orders when, in the judgment of the Fund's management, such rejection is in the best interest of the Fund.

Reduced Sales Charges

         Reduced sales charges are available to investors who are eligible to combine their purchases of Fund shares to receive volume discounts. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. Investors interested in an explanation of volume discounts should contact their brokerage firm or Gabelli & Company. Reduced sales charges are also available under a combined right of accumulation, under which an investor may combine the value of shares already held in the Fund along with the value of the Fund shares being purchased, to qualify for a reduced sales charge. For example, if an investor owns shares of the Fund that have an aggregate value of $100,000, and makes an additional investment in the Fund of $4,000, the sales charge applicable to the additional investment would be 4.50%, rather than the 5.50% normally charged on a $4,000 purchase.

         By initially investing at least $1,000 in the Fund and submitting a Letter of Intent to Gabelli & Company, a "single purchaser" may make purchases of shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

         Shares of the Fund may be offered without a sales charge to (1) employees of Gabelli & Company, Boston Safe Deposit and Trust Company ("Boston Safe"), State Street Bank and Trust Company ("State Street"), the transfer agent for the the Fund, BFDS and the Sub-Administrator and Soliciting Broker-Dealers, employee benefit plans for those employees and the spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GAMCO, officers, directors, trustees, general partners, directors and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their spouses and minor children when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 30 days of the redemption;
(5) tax-exempt organizations enumerated in Section 501(c)(3) of the Code and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to
Section 457 of the Code that have  established  omnibus  accounts with the Fund;
(7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO and their immediate family; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Gabelli & Company; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. Investors who qualify under the categories described above should contact their brokerage firm or Gabelli & Company.

         When payment is made to a brokerage firm by an investor before a Settlement Date, unless otherwise directed by an investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. The investor may designate another use for the monies prior to the Settlement Date, such as investment in a money market fund. If the investor instructs a brokerage firm to invest the monies in a money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and any affiliates of Gabelli & Company which serve the funds in an investment advisory, administrative or other capacity will benefit from the fact that they are receiving fees from both investment companies computed on the basis of their average daily net assets. The Board of Directors of the Fund is advised of the benefits to Gabelli & Company resulting from three-day settlement procedures and will take such benefits into consideration when reviewing the distribution agreement for continuance.

         Gabelli & Company imposes no restrictions on the transfer of shares held by it for clients in "street name" in either certificate or uncertificated form. Gabelli & Company is an indirect majority-owned subsidiary of the Adviser. The Fund has agreed to indemnify Gabelli & Company against certain liabilities, including liabilities arising under the 1933 Act.

Distribution Plan

         Pursuant to a Distribution Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund will make monthly payments to registered broker-dealers, including Gabelli & Company, who entered into an agreement with the Fund (each, a "Designated Dealer") calculated at the annual rate of 0.25% of the value of the average daily net assets of the Fund attributable to outstanding shares of the Fund sold by the Designated Dealer (including additional shares acquired by reinvestment of dividends). Gabelli & Company, may in turn enter into selling agreements with Soliciting Broker-Dealers whereby all or a portion of the monthly payments paid to Gabelli & Company, pursuant to the Plan will be paid by Gabelli & Company, to a Soliciting Broker-Dealer for activities intended to result in the distribution of Fund shares as described below.

         Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by Designated Dealers and such payments may exceed their distribution expenses. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to, payments to the Designated Dealer's (or its affiliates') sales personnel for selling shares of the Fund; costs of printing and distributing the Fund's Prospectus, Additional Statement and sales literature; an allocation of overhead and other Designated Dealer branch office distribution-related expenses; payments to and expenses of persons who provide support services in connection with the distribution of shares of the Fund; and financing costs on the amount of the foregoing expenses.

         The Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Designated Dealers in the current year and in prior years and amounts received under the Plan.

Automatic Investment Plan

         The Fund offers an automatic monthly investment plan, details of which can be obtained from Gabelli & Company. There is no minimum initial investment for accounts establishing an automatic investment plan.

REDEMPTION OF SHARES

         Shareholders may redeem their shares on any date the Fund calculates its net asset value. See "Valuation of Shares." Redemption requests received by a brokerage firm or the Fund's transfer agent, in proper form, prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of trading on the NYSE will be effected at the net asset value per share as next determined. The Fund normally transmits redemption proceeds with respect to redemption requests made through a brokerage firm for credit to the shareholder's account at no charge within seven days after receipt of a redemption request or by check directly to the shareholder. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the brokerage firm will benefit from the use of temporarily uninvested funds. Redemption proceeds with respect to redemption requests made through Gabelli & Company normally will be transmitted by the Fund's transfer agent to the shareholder by check within seven days after receipt of a redemption request or to a shareholder's brokerage account maintained by Gabelli & Company. A shareholder who pays for Fund shares by personal check will be credited with the proceeds of the redemption of those shares only after the purchase check has been honored, which may take up to 15 days. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds, bank wire or by a certified or cashier's check. Shareholders of the Fund may exchange their shares of the Fund for shares of certain other funds managed by the Adviser. Upon the exchange, credit will be given for the sales load previously paid in connection with the purchase of Fund shares. Please contact Gabelli & Company for additional information.

         A Fund account (other than an IRA) that is reduced by a shareholder to a value of $1,000 or less is subject to redemption by the Fund, but only after the shareholder has been given at least 30 days in which to increase the account balance to $1,000 or more.

Redemption through Broker-Dealers

         Redemption requests may be made through a brokerage firm with which the shareholder maintains a brokerage account. A shareholder desiring to redeem Fund shares represented by certificates must also present the certificates to a brokerage firm endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by the Fund's transfer agent in proper form.

         Redemption requests made through Gabelli & Company with respect to uncertificated shares must be in writing addressed to the Fund's transfer agent at the address and in accordance with the signature guarantee procedures specified below under "Redemption by Mail" in order to be deemed in proper form or, if a brokerage account is maintained by a shareholder with Gabelli & Company, in writing, by telephone or in person. Redemption requests made through brokerage firms other than Gabelli & Company need to be made in accordance with that brokerage firm's redemption procedures.

Redemption by Mail

         Shares held directly at the transfer agent in the name of the shareholder may be redeemed by submitting a signature guaranteed written request for redemption to: The Gabelli Funds, Post Office Box 8308, Boston, Massachusetts 02266-8308.

         A written redemption request to the Fund's transfer agent must (1) state the number of shares or dollar amount to be redeemed, (2) identify the shareholder's account number and (3) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer or accompanied by an endorsed stock power and must be submitted to the Fund's transfer agent together with the redemption request. Any signature appearing on a redemption request, share certificate or stock power must be guaranteed by a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures. The Fund's transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed to be properly received until the Fund's transfer agent receives all required documents in proper form.

Redemption by Telephone

         The Fund accepts telephone requests from any investor in a direct registered account for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a bank predesignated either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. The investor's bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee. The Fund will not impose a wire service fee. A shareholder's agent or the predesignated bank, however, may impose its own service fee on wire transfers.

         Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. New York time. If your telephone call is received after this time or on a day when the NYSE is not open, the request will be processed the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available or redeemed for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs.

         The proceeds of a telephone redemption may be directed to an account in another mutual fund advised by the Adviser, provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously paid to Gabelli & Company.

         The Fund and its transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard the Fund and its transfer agent require personal identification information before accepting a telephone redemption. If the Fund or its transfer agent fails to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions.

Automatic Cash Withdrawal Plan

         The Fund offers shareholders whose accounts are registered directly with the transfer agent, an automatic cash withdrawal plan, under which shareholders who own shares of the Fund with a value of at least $10,000 may elect to receive periodic cash payments monthly, quarterly or annually. Automatic cash withdrawals deplete the investor's principal and are treated as redemptions which may be taxable transactions. Investors contemplating participation in this automatic cash withdrawal plan should consult their tax advisers. For further information regarding the automatic cash withdrawal plan, shareholders should contact Gabelli & Company.

VALUATION OF SHARES

         The Fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

         The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time, and is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost. Further information regarding the Fund's valuation policies is contained in the Additional Statement under "Net Asset Value."

RETIREMENT PLANS

         The Fund has available a form of IRA for investment in Fund shares that may be obtained from Gabelli & Company. Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investments for all such retirement plans is $250. The minimum for all subsequent investments is $100.

         Under the Code, individuals may make wholly or partly tax-deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

         For tax years beginning after December 31, 1997, investors may be eligible to make contributions to a new type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he or she meets certain income limits specified in the Code. Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. In addition, for tax years beginning after December 31, 1997, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an Education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.

         Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone their brokerage firm or Gabelli & Company.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and distributions will be automatically reinvested for each shareholder's account at net asset value in additional shares of the Fund, unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. Cash distributions to brokerage firm clients are credited to a shareholder's brokerage account or mailed to the investor, at the investor's election, at the same time dividend reinvestments are made; cash distributions to clients of Gabelli & Company will be mailed at that time. Dividends from net investment income and distributions of net realized capital gains earned by the Fund, if any, will be paid annually. The Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. If necessary to avoid the application of this tax, and if in the best interest of shareholders, the Fund's Board of Directors will, to the extent permitted by the SEC, declare and pay an additional distribution from the Fund's net investment income and net realized capital gains. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

         The Fund has qualified and intends to continue to qualify for tax treatment as a "Regulated Investment Company" under Subchapter M of the Code to be relieved of federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Fund must meet certain tests, including distributing at least 90% of its investment company taxable income, as that term is defined in the Code. The loss of such status would result in the Fund being subject to the regular federal corporate income tax on its taxable income and gains.

         Dividends from net investment income and distributions of realized short-term capital gains are taxable to the recipient shareholders as ordinary income. The Fund's dividends, to the extent derived from dividends attributable to certain types of stock, may qualify for the dividends received deduction for corporations. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Distributions out of long-term capital gains, of which shareholders will be notified, are taxable to the recipient as long-term capital gains. Shareholders will be furnished annually with information relating to the nature and amounts of distributions made by a Fund. Prior to investing in shares of the Fund, prospective shareholders may wish to consult their tax advisers concerning the federal, state and local tax consequences of such an investment. For further information, see "Dividends, Distributions and Taxes" in the Additional Statement.

CALCULATION OF INVESTMENT PERFORMANCE

Total Return

         From time to time, the Fund may advertise its "average annual total return" over various periods of time. Total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for the recent one-, five- and ten-year periods, or for the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum 5.5% sales load and may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (that is, change in value of initial investment, income dividends, and capital gains distributions).

         In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. The Additional Statement, under "Calculation of Investment Performance," further describes the method used to determine the Fund's performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli & Company.

GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities

         As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual shareholder meetings. It will hold an annual meeting if Directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund's Directors upon the written request of the holders of 10% of the Fund's shares. When matters are submitted for shareholder vote, each shareholder will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Shares of the Fund have equal rights with respect to voting, dividends and distributions upon liquidation. The Board of Directors has authority, without a vote of shareholders, to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by reclassifying unissued shares. There are no conversion of preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

         The Fund sends quarterly, semi-annual and annual reports to all its shareholders which include a list of portfolio securities and the Fund's financial statements which shall be audited annually.

Custodian, Transfer Agent and Dividend Disbursing Agent

         Boston Safe, a wholly-owned subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and acts as custodian of the Fund's cash and securities generally. State Street acts as the Fund's transfer agent and dividend disbursing agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street, will perform shareholder servicing for the Fund on behalf of State Street and is located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171.

Information for Shareholders

         All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to your brokerage firm or to Gabelli & Company, One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-422-3554.

         Upon request, Gabelli & Company will provide, without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

         This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or Gabelli & Company.

Year 2000 Update

         As the  year  2000  approaches,  an issue  has  emerged  regarding  how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.


G:\SHARED\CLIENTS\GABVALUE\CORRESPO\FILELTR\SEC\497\497(c).DOC